

BlueEarth

Safe Harbor Statement

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WHEN USED IN THIS DOCUMENT, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS, AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND UNCERTAINTIES ASSOCIATED WITH THE IMPACT OF ECONOMIC, COMPETITIVE AND OTHER FACTORS AFFECTING THE COMPANY AND ITS OPERATIONS, MARKETS, PRODUCTS AND CUSTOMERS, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY THE COMPANY WITH THE SEC. THIS PRESENTATION CONTAINS PROJECTIONS RELATED TO OUR FUTURE OPERATIONS, WHICH WERE PREPARED BY US AND THEY ARE SUBJECT TO UNCERTAINTY AND A COMPLEX SERIES OF FUTURE EVENTS BOTH INTERNAL AND EXTERNAL.

BlueEarth

An Energy Solutions Company

NASDAQ:BBLU

We Reduce our Customers Energy Cost

WE PRODUCE ENERGY AT CUSTOMERS SITE (DISTRIBUTED GENERATION):

Cogeneration (CHP): Food Processors and large commercial buildings and Solar





717 Fifth Ave
New York, NY
1,640 kW



BlueEarth

An Energy Solutions Company

NASDAQ:BBLU

WE DECREASE OUR CUSTOMERS ENERGY CONSUMPTION

PROPRIETARY TECHNOLGY: INTELLIGENT DIGITAL BATTERIES AND ENERGY MANAGEMENT SYSTEM (RTi Edge)



Bendable Battery
Variable Form Factor




Blue Earth

RTi Edge

BlueEarth

SOLAR EPC: ENGINEERING, PROCUREMENT, CONSTRUCTION

PROJECTS UNDER CONSTRUCTION (EPC)

- Hawaii: one
- Lenape for NRG
- Pipeline: Multiple projects

UTILITY SCALE PROJECTS (EPCM)

- Ruben Fontes, President of BE Solar: Formerly Chevron Energy Solutions
- Two key former associates at Chevron joined the BE Solar Team
- Large pipeline of developing projects (Utility Scale Pending)



Our Value Proposition

- Executive management team with nearly 1GW of combined utility-scale and distributed generation solar experience
- Emphasis on the full life cycle of the project from early development through O&M and asset management

- Experience and expertise in evaluating potential projects and investment structures
- Determine project-specific investment structuring strategy
- Large network of project developers, consultants, tax equity firms, financial institutions, subcontractors, and take-out buyers



- Our long-term strategy may include additional ownership and operation of commercial and possibly utility-scale PV solar arrays

BlueEarth

CHP: Combined Heat & Power Cogeneration

CHP POWER PLANT:

- USES NG OR METHANE GAS TO GENERATE ELECTRICITY
- USES WASTE HEAT FOR HEATING/COOLING/HOT WATER/STEAM
- UP TO 90% EFFICIENCY

TWO OF OUR BUSINESS UNITS SPECIALIZE IN CHP

- BE GENERATOR: COMMERCIAL BUILDINGS
- BE CHP: LARGER CHP PROJECTS FOR FOOD PROCESSORS INITIALLY

BlueEarth

BE GENERATOR: CHP FOR COMMERCIAL BUILDINGS

COGENERATION

CONSULTING: CHP STUDIES

DEVELOPMENT: COMPLETE PROJECT STRUTURING

ENGINEERING PROCUREMENT & CONSTRUCTION

FINANCING

SERVICE

MAINTENANCE: COMPLETE OPERATIONS, SERVICE & MAINTENANCE

COGEN MAINTENANCE & TROUBLE SHOOTING

EMERGENCY GENERATORS

OEM ACCOUNTS SUCH AS ISUZU & MULTIQUIP

BE GENERATOR: PRESENCE in NYC AREA


BlueEarth
Generator
25 SHERMAN AVE.
N. ARLINGTON, NJ 07031
646-477-0774
MSS
VENDING INC.


BlueEarth
Generator
SALES · SERVICE · RENTALS · PARTS
24/7 EMERGENCY SERVICE
646-477-0774
25 SHERMAN AVE
N. ARLINGTON, NJ 07031
www.BlueEarthInc.com

CURRENTLY MANAGING ENERGY PLANTS IN 40 COMMERCIAL BUILDINGS IN NYC AREA

BlueEarth Generator

GENERATOR



**717 FIFTH AVE,
NEW YORK, NY
1,640KW**

ONE OF 40 COMMERCIAL BUILDINGS THAT WE MANAGE IN NYC AREA

" FREEDOM *to* CONTROL *your* ENERGY DESTINY *with* ZERO COMPROMISE "

BE CHP: PROJECTS AND CUSTOMERS

JBS S.A.: "WORLD'S LEADING ANIMAL PROTEIN PROCESSOR", ≈ $40 BILLION ANNUAL REVENUES

- SUMTER, SC ENERGY PLANT: 1.39MW, ENERGIZED
- BROOKS, ALBERTA CANADA ENERGY PLANT: 13.78MW, NATURAL GAS HEDGED

WE BECAME AN INDEPENDENT ENERGY PRODUCER BY SUMTER ENERGY SALES

Sumter, SC: 1.39 MW Energy Plant, Energized

BBLU's Initial CHP Energy Plant.

Energized March 30, 2015

BBLU is now an Independent Energy Producer.

We sell energy under long term agreements.


United Rentals

Brooks, Alberta Canada: 13.78 MW Energy Plant

BBLU's Second CHP Energy Plant.

Drainage Work, Fall/Winter 2014


Big 'S'


Big 'S'
HI-WA

BE CHP: SCALE THROUGH RELATIONSHIPS

EPC RELATIONSHIPS ENABLES SCALABILITY IN THE CONSTRUCTION OF ENERGY PLANTS UNDER THE DIRECTION OF PROJECT MANAGERS

- The Stellar Group, EPC for the Energy Plant at Sumter, SC
- DCO Energy, EPC for the Energy Plant at Brooks, Alberta Canada
- Other EPC relationships under discussion

PROJECT FINANCING IS AN ESSENTIAL COMPONENT FOR SCALABILITY.

- Funding of Sumter complete and Brooks interim financing complete.
- Senior debt relationships expected.
- YieldCo: A vehicle that decreases capital costs as larger renewable and alternative energy companies have done.

BlueEarth

BBLU Forms YieldCo: E^2B Growth, Inc.

E^2B: A DIVIDEND GROWTH-ORIENTED COMPANY

- Formed to own and operate contracted clean power generation assets
- Acquire assets from BBLU and third parties
- Expected to pay dividends on a quarterly basis
- Another Funding Mechanism for Project Pipeline
- Mirrors the Model of Successful YieldCos

BlueEarth

Corporations that Sponsor YieldCos

Sponsor	**Yieldco**
NRG Energy (NRG)	NRG Yield (NRG)
SunEdison (SUNE)	TerraForm (TERP)
NextEra Energy (NEP)	NextEra (NEE)
Abengoa (ABGB)	Abengoa Yield (ABY)
First Solar (FSLR)	8 Point 3 Energy
SunPower (SPWR)	8 Point 3 Energy

BlueEarth

Sponsor and YieldCo Relationship

Sponsor: BBLU

- Develop and Construct Projects
- Operates and maintains energy plants
- Lower cost of capital

*BBLU anticipates distributing units of YieldCo to our shareholders of record on a date TBD

YieldCo: E2B Growth

- Purchase Projects COD, No Construction Risks
- Receive Quarterly Dividends
- Accretive Growth through acquisition of projects from BBLU and Third Parties

Advantages to Investors and Corporate Sponsors


Lower cost of capital
BENEFITS TO SPONSOR
Unlock the value of assets
Funding from diverse investor base

Market Response to YieldCos Has Been Positive

TECHNOLOGY AND ENERGY EFFICIENCY (EE)

RTi Edge™ SOLUTIONS: LOW COST, REAL TIME O&M

- ALARMS PRE FOOD SPOILAGE
- AUDIT TRAIL OF TEMPERATURES
- INTRODUCE THROUGH KEEP YOUR COOL™ PROGRAM: APPROVED BY 20 UTILITIES
- ANTICIPATE PRIVATE LABELING

UPSTEALTH® INTELLIGENT, NiZn DIGITAL BATTERY BACKUP SYSTEM

- REAL TIME COMMUNICATION, RAPID RECHARGE
- LONG LIFE, LOW MAINTENANCE, NON-EXPLOSIVE, NO HAZMAT
- TRAFFIC INTERSECTIONS
- INTELLIGENT DATA CENTERS

FOCUS ON ENERGY EFFICIENCY THROUGH USE OF RTI EDGE AND BATTERY TECHNOLOGY, REDUCED FOCUS ON RETROFITS AND LABOR INTENSIVE EE ACTIVITIES

BlueEarth
Power Performance Solutions

POWER PERFORMANCE SOLUTIONS


Blue Earth

RTi EDGE

" FREEDOM *to* CONTROL *your* ENERGY DESTINY *with* ZERO COMPROMISE "

BlueEarth
Power Performance Solutions

POWER PERFORMANCE SOLUTIONS

- Real Time EM&V: Evaluation, Measurement and Verification
- Control, Monitoring, Auditing and Reporting
- System Optimization
- Real Time Situational Control and Response
- Pre-emptive Maintenance
- Easy Integration into Legacy Systems
- BACnet compatible
- Nervous System of the Blue Earth Energy Shopping Network

" FREEDOM *to* CONTROL *your* ENERGY DESTINY *with* ZERO COMPROMISE "

BlueEarth

BE EPS: UPSTEALTH® BATTERY BACKUP SYSTEM

- FIRST NON-LEAD ACID BATTERY BACKUP SYSTEM FOR TRAFFIC INTERSECTIONS: NiZn CHEMISTRY
- FLEXIBLE FORM FACTOR: NO PIGGYBACK OR EXTERNAL CABINET ENCLOSURES
- 70% LIGHTER AND SMALLER THAN LEAD ACID SYSTEMS
- SAFE: NON-EXPLOSIVE AND NO HAZMAT ISSUES
- MAINTENANCE: CONTINOUS MONITORING OF ALL CELLS

UPSTEALTH®


Battery Unit
Inverter/Controller
Bendable Battery

Washington D.C DOT



Units: 38 Systems

Virginia DOT (HOT Lanes)



Units: 33 Systems

UPSTEALTH®

Oregon DOT – Biggs Junctions



Units: 3 Systems

City of Boulder, CO



Units: 10 Systems

Photo Credit Google Maps. Location: Biggs Junction

Photo Credit Google Maps. Location: Foothills Pkwy &

BlueEarth

UPStealth® Testimonial City of Sacramento

"The UPStealth met all three of our city goals: To have a battery backup system that is reliable, powerful and holds a small footprint; to have a technology that is green and safe to use; to have a proven customer service component to address equipment failures quickly and easily. The UPStealth has now become the City of Sacramento's standard."

"The UPStealth saves us money. We don't have to go out and condition the UPStealth as we did the lead acid batteries. We no longer have the huge cost for on-call, after hours and during work hours maintenance. It's a huge amount of money for our staff to keep going out there. Now with the UPStealth, we're saving thousands of dollars a year."

"The UPStealth's flexible design is really appealing. I don't have to buy another cabinet. It just slides into the dead space not being used or can be configured to fit under shelves, on a door panel or on the sides of the racks. The fact the battery is green and energy efficient on top of that is just icing on the cake!"

Norm Colby, City Operations General Supervisor

Full case study on BBLU website

BlueEarth

UPStealth® Performance in Traffic Applications Validates the Technology for Data Centers

EVOLVING FROM TRAFFIC CENTERS TO DATA CENTERS: A DEVELOPMENT PROGRAM

- PROVEN CAPABILITIES
- INTELLIGENT UPS
- MISSION CRITICAL ARCHITECTURE
- BATTERY MANAGEMENT SYSTEM
- REMOTE COMMUNICATIONS
- OPERATING ENVIRONMENTS
- EASE OF USE
- SMALLER AND LIGHTER
- CREATIVE PRODUCT PACKAGING
- NO HAZMAT ISSUES

BlueEarth

Data Center Markets Growing Rapidly


DATA CENTER WORLD Global Conference
Over 90% of all digital information has been created in the past 2 years.
– Jeffries International Ltd.

BlueEarth

Data Center Markets Are Growing Rapidly


DATA CENTER WORLD Global Conference
This is expected to double every two years until 2020…
– Jeffries International Ltd.
COMPANY CONFIDENTIAL
18

DATA CENTERS: A VISION OF CHANGE

A PUBLIC PRESENTATION BY MICROSOFT OUTLINES A NEW VISION FOR DATA CENTERS.

THE NEXT 3 SLIDES INCORPORATE PARTS OF A MICROSOFT PRESENTATION SHOWING THEIR VISION FOR DATA CENTERS. THE COLORED GRAPHICS IN TWO SLIDES ARE THEIRS AND THE TWO PHOTOS SHOWING A" LEAD ACID BATTERY DATA ROOM" AND A "UPStealth® Server Rack Rendering" ARE THE COMPANY'S.

THE USE OF THESE 3 SLIDES DOES NOT IMPLY THAT BBLU HAS ANY RELATIONSHIP WITH MICROSOFT OR THAT WE WILL HAVE SUCH A RELATIONSHIP.

BlueEarth

Microsoft's Perspective: Challenges with traditional facility UPS power backup solutions

UPS system is housed in large separate rooms and typically consists of a large array of flooded lead-acid batteries stringed together to provide the interim backup power for the IT load in case of utility power outages (until the generators are turned on).

The UPS and battery equipment room footprint accounts for 150,000 ft2 or approximately 25 percent of the total facility footprint (for a typical 25MW datacenter). Assuming a rate of $220/ft2, the UPS room construction and buildout accounts for $31 million in datacenter capex spend.

Director of Engineering, Cloud Server Infrastructure, Microsoft
http://blogs.technet.com/b/server-cloud/archive/2015/03/10/microsoft-reinvents-datacenter-power-backup-with-new-open-compute-project-specification.aspx

BlueEarth

Traditional Data Center


Generators
IT Load
UPS
Transformer
Substation

5/4/2015 batteryroom_700.jpg (700×467)



Lead Acid Data Center Battery Room

Microsoft's vision: Local Energy Storage


Generators
IT Load
Transformer
Substation



UPStealth® Server Rack Rendering

Why UPStealth® at the rack?

EFFICIENCY

- **Just in Time Capital**
- **Improved Facility Usage**
- **Lower Power Usage**
- **Lower operating costs**

RELIABILITY

- **"Fail Small"**

UP TIME ASSURANCE

- **"Fail Small"**
- **Longer battery life**

RISING ELECTRICAL COSTS

- No Trickle Charging
- No cooling requirements
- Energy Efficiency

Directors

Laird C. Cagan, Chairman of the Board, 2011
- Raised over $600M of equity capital and over $2B of capital invested
- Previously worked for Goldman, Sachs & Co. and Drexel Burnham Lambert
- MBA, MS & BS, Stanford University

Governor Bill Richardson, Director, 2014
- Former Secretary of Department of Energy
- Two Term Governor of New Mexico, Initiatives to make NM the "Clean Energy State"

Michael W. Allman, Director, 2014
- VP Business Development of Sempra Energy, retired June 12, 2012,
- President of Sempra Communications, CFO Sempra Global, President/CEO Sempra Generation
- President and CEO of SoCalGas

James A. Kelly, Director, 2014
- Edison International (EIX), Parent company of Southern California Edison and Edison Mission
- Managed the electric grid with over 8,000 employees
- Board and Advisory roles in energy storage, wireless systems and engineering companies

Alan Krusi, Director, 2014
- President, Strategic Development of AECOM Technology Corp. (NYSE:ACM)
- Over three decades of management experience in energy and construction
- Board member for Comfort Systems USA, Inc. (NYSE:FIX)

Johnny R, Thomas, Ph.D, CEO and Director, 2011

Rob Potts, President and COO and Director, 2014

BlueEarth

Balance Sheet Highlights
12/31/14 Audited

	12/31/14
Working Capital	$ 6,181,499
Assets	$102,739,361
Shareholders Equity	$ 96,408,357
Revenue	$ 18,260,758
Shares Outstanding – Preferred	None
Shares Outstanding – Common	94,258,713
Market Cap	$101,799,410

BlueEarth

Investment Summary

INDEPENDENT POWER PRODUCER: Long term recurring revenues with predictable cash flow and large CHP pipeline

CUSTOMIZED ENERGY SOLUTIONS: Generate cost effective reduction & decrease environmental impact for commercial & industrial customers while improving profitability

SMART TECHNOLOGY ADVANTAGE: **UPStealth®** NiZn backup battery system for signalized intersections &Data Centers
RTi Edge™ for commercial and industrial facilities

YIELDCO: A funding vehicle that lowers capital cost and rewards shareholders with a dividend

EXPERIENCED LEADERSHIP TEAM: **Management team** with extensive depth in all operations
Board of Directors stacked with high caliber talent